U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                  CURRENT REPORT UNDER SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 7, 1996

                        BOONTON ELECTRONICS CORPORATION

                            A New Jersey corporation
                         Commission File Number 0-2364
                 I.R.S. Employer Identification No. 22-1543137

           25 Eastmans Road, PO Box 465, Parsippany, N.J. 07054-0465
                                 (201) 386-9696

    ITEM 5.  OTHER EVENTS
             ------------

    On March 7, 1996, in accordance with the Subscription and Option Agreement, dated February 23, 1996, by and between Boonton Electronics Corporation (BEC) and G.E.M. USA, Inc. (GEM), BEC received, from GEM, Five Hundred and Sixty-Three Thousand Four Hundred and Thirty-Seven Dollars and Fifty Cents ($563,437.50) for the purchase of 180,300 treasury shares for Three Dollars and Twelve and One-Half Cents ($3.125) per share.

    In return BEC provided GEM with a stock certificate for the 180,300 shares of stock. As a result of the above noted actions, all of the documents executed on February 23, 1996, pursuant to the Subscription and Option Agreement, became effective on March 7, 1996.


    EXHIBITS: None
    --------

                                   SIGNATURE

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           BOONTON ELECTRONICS CORPORATION

                        By: /s/ John E. Titterton
                           -------------------------------
                                  John E. Titterton
                             Secretary/Treasurer and Vice
                                  President Finance

Dated: March 18, 1996

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